UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) January 30, 2001




                        TERAFORCE TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                     0-11630                   76-0471342
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)



        1240 East Campbell Road, Richardson, Texas             75081
         (Address of principal executive offices)            (Zip Code)



        Registrant's telephone number, including area code (469) 330-4960




                          INTELECT COMMUNICATIONS, INC.
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

      At a Special Meeting of the Stockholders (the "Meeting") of Intelect Communications, Inc. (the "Company") held on January 30, 2001, the Company's stockholders approved an amendment (the "Amendment") to the Company's Amended and Restated Certificate of Incorporation to change the Company's name to "TeraForce Technology Corporation". On January 30, 2001, the Company filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Amendment.

      In connection with the change of the Company's name to TeraForce Technology Corporation, effective January 31, 2001, the Company caused the trading symbol for its Common Stock to be changed from "ICOM" to "TERA". The Company's Common Stock will continue to trade on the Nasdaq SmallCap Market under the symbol "TERA".


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (a) Financial Statements of Business to Be Acquired:   N/A

       (b) Pro Forma Financial Information of the Business to Be Acquired:  N/A

       (c) Exhibits:

           EXHIBIT     DESCRIPTION OF EXHIBIT
             3.1       Amended and Restated Certificate of Incorporation of
                       TeraForce Technology Corporation, as amended

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          TeraForce Technology Corporation
                                                      (Registrant)


Date: January 31, 2001                    By:/s/ HERMAN M. FRIETSCH
                                                       (Signature)
                                                 Herman M. Frietsch
                                                 Chairman of the Board and CEO

                                  EXHIBIT INDEX

      EXHIBIT          DESCRIPTION OF EXHIBIT
        3.1            Amended and Restated Certificate of Incorporation of
                       TeraForce Technology Corporation, as amended

                                        4